UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2005


                         ELINE ENTERTAINMENT GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


             000-30451                              88-0429856
             ---------                              ----------
     (Commission File Number)          (IRS Employer Identification Number)


         8905 Kingston Pike, Suite 313, Knoxville, TN          37923
         --------------------------------------------          -----
           (Address of Principal Executive Offices)          (Zip Code)


                                 (215) 895-9859
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 16, 2005, Registrant entered into an Addendum to Share Exchange Agreement, (the "Addendum") amending certain terms of the Share Exchange Agreement dated August 11, 2005, which agreement defined terms under which the Registrant will acquire majority control of CTD Holdings, Inc. (OTCBB: CTDH), a Florida-based company that sells cyclodextrins and provides consulting services in the area of commercialization of cyclodextrins applications. The terms of the Share Exchange Agreement amended by the Addendum include: 7.) The Operation of CTDH After Closing, and; 11.) Distribution Of CTDH Business Operations. A copy of the Addendum to Share Exchange Agreement is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

99.1 Addendum to Share Exchange Agreement dated September 16, 2005 regarding the acquisition of majority control of CTD Holdings, Inc.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2005               Eline Entertainment Group, Inc.
                                        By: /s/ Barry A. Rothman
                                            --------------------
                                        Barry A. Rothman
                                        President

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